UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/31/2005

ProQuest Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-3246

DE	36-3580106
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

300 North Zeeb Road, Ann Arbor, MI 48103
(Address of Principal Executive Offices, Including Zip Code)

734.761.4700
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.01.    Completion of Acquisition or Disposition of Assets

On February 4, 2005 the Registrant filed Form 8-K describing its acquisition of Voyager Expanded Learning, Inc. The Registrant herby amends such form 8-K to file a copy of the Agreement and Plan Merger Document as Exhibit 99.5

Item 9.01.    Financial Statements and Exhibits

Exhibits

(a) Financial statements of business acquired.

    To be filed within seventy-one (71) days of the date that the filing of this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission, as permitted by Item 9.01 (a) (4) of Form 8-K.

(b) Pro forma financial information.

    To be filed within seventy-one (71) days of the date that the filing of this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission, as permitted by Item 9.01 (b) (2) of Form 8-K.

99.1    Press Release dated February 1, 2005 - previously filed

99.2    Credit Agreement dated January 31, 2005 - previously filed

99.3    First Amendment to existing Note Purchase Agreement dated January 31, 2005 - previously filed

99.4    Note Purchase Agreement dated January 31, 2005 - previously filed

99.5    Agreement and Plan of Merger by and among ProQuest Company, VEL Acquisition Corp., Voyager Expanded Learning, Inc., and R. Best Associates, Inc. dated as of December 13, 2004

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ProQuest Company

Date: February 10, 2005.	By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President and General Counsel

ProQuest Company

Date: February 10, 2005.	By:	/s/ Kevin Gregory
Kevin Gregory
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.5	Agreement and Plan of Merger by and among ProQuest Company, VEL Acquisition Corp., Voyager Expanded Learning, Inc., and R. Best Associates, Inc. dated as of December 13, 2004